Exhibit 10.2

                           PEYCO SOUTH WEST REALTY INC

                NORTH TEXAS COMMERCIAL ASSOCIATION OF REALTORS(R)

                               ADDENDUM E TO LEASE

                                    GUARANTEE

Demised Premises/Address:  1016 Harris Rd., Arlington, TX 76001
                          ------------------------------------------------

A. In order to induce West Harris Property, Inc. ("Landlord") to execute the Lease (the "Lease") with U.S. Global Aerospace, Inc., a Delaware Corporation ("Tenant") for the Demised Premises described above in Tarrant County, State of Texas, the undersigned (the "Guarantor," whether one or more than one) has guaranteed and by this instrument does hereby guarantee the full payment and performance of all liabilities, obligations, and duties (including but not limited to maintenance and the payment of Rent) imposed upon Tenant under the terms of the Lease, as if Guarantor had executed the Lease as Tenant.

B. Guarantor hereby waives notice of acceptance of this guarantee and all other notices in connection herewith or in connection with the liabilities, obligations, and duties guaranteed hereby, including notices of default by Tenant under the Lease, and waives diligence, presentment, and suit on the part of Landlord in the enforcement of any liability, obligation, or duty guaranteed hereby.

C. Landlord shall not be first required to enforce against Tenant or any other person any liability, obligation, or duty guaranteed hereby before seeking enforcement thereof against Guarantor. Suit may be brought and maintained against Guarantor by Landlord to enforce any liability, obligation, or duty guaranteed hereby without joinder of Tenant or any other person. The liability of Guarantor shall not be affected by and indulgence, compromise, settlement, or variation of terms which may be extended to Tenant by Landlord or agreed upon by Landlord and Tenant, and shall not be impaired, modified, changed, released, or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of the liability of Tenant or its estate in bankruptcy, or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the United States Bankruptcy Code, or any similar law or statute of the United States or any state thereof. Landlord and Tenant, without notice to or consent by the Guarantor, may at any time or times enter into such extension, amendments, assignments, subleases, or other covenants respecting the Lease as they may deem appropriate; and Guarantor shall not be released thereby, but shall continue to be fully liable for the payment and performance of all liabilities, obligations, and duties of Tenant under the Lease as so extended, amended, assigned or otherwise modified.

D. Other agreements similar to this guarantee may, at Landlord's sole option and discretion, be executed by other persons with respect to the Lease. This Guarantee shall be cumulative of any such agreements and the liabilities and obligations of Guarantor under this Guarantee shall not be affected or
diminished  by  reason  of  such  other   agreements  and  the  liabilities  and
obligations of Guarantor under this Guarantee shall not be affected or diminished by reason of such other agreements. Moreover, if Landlord obtains another signature of more than one guarantor on this Guarantee or by obtaining additional guarantee agreements, or both, Guarantor agrees that Landlord, in Landlord's sole discretion, may (i) bring suit against all guarantors of the Lease, jointly and severally, or against any one or more of them, (ii) compound or settle with any one or more of the guarantors for such consideration as Landlord may deem proper, and (iii) release one or more of the guarantors from liability. No such action shall impair the rights of Landlord to enforce the Lease against any remaining guarantor or guarantors, including Guarantor.

E. If Guarantor is a corporation, then the undersigned officer personally represents and warrants that the Board of Directors of the corporation, by unanimous consent or in a duly held meeting, has authorized the execution of this Guarantee and determined that this Guarantee may reasonably be expected to benefit the corporation.

F. If Landlord employs an attorney to present, enforce or defend any of Landlord's rights or remedies under this Guarantee, Guarantor shall pay Landlord's reasonable attorney's fees and court costs.

G. This Guarantee shall be binding upon Guarantor and Guarantor's successors, heirs, executors, and administrators, and shall inure to the benefit of Landlord and Landlord's successors, heirs, executors, administrators, and assigns.

EXECUTED on the dates beneath the signatures below, to be effective as of Effective Date of the Lease.

GUARANTOR                                                     GUARANTOR
---------                                                     ---------
By [Signature]:   /s/Julie Seaman                             By [Signature]:
                ----------------------------                                  ----------------------------
Name: Julie Seaman                                            Name:
      --------------------------------------                        --------------------------------------
Title:   Personally and Individually                          Title:
       -------------------------------------                         -------------------------------------
Home Address:                                                 Home Address:
              ------------------------------                                ------------------------------

--------------------------------------------                  --------------------------------------------

--------------------------------------------                  --------------------------------------------
Social Security No.:       Redacted                           Social Security No.:
                     ---------------                                              -----------------------
Drivers License No.: Redacted State: Redacted                 Drivers License No.:                State:
                     --------        --------                                      ---------------       -
Date of Execution:         5/1/03                             Date of Execution:
                   -------------------------                                     -------------------------


         [IF A PERSON IS SIGNING AS AN OFFICER OF A CORPORATE GUARANTOR,
                     SPECIFY THE PERSON'S CORPORATE TITLE.]

(C) Copyright 1996 NTCAR form 02E (196)
H. If, after a period of one year, a default in accordance with lease dated May 1, 2003 has not occurred, this Guarantee, Addendum E To Lease, will no longer be valid and will terminate in it's entirety along with written confirmation by Landlord to Guarantor.